Business combinations - Acquisition of Billionaire Pte. Ltd (Details) - Billionaire $ in Thousands	1 Months Ended
Apr. 30, 2024 USD ($)
Fair value of total consideration transferred:
Cash consideration	$ 2,156
Recognized amounts of identifiable assets acquired and liability assumed:
Current assets	1,424
Intangible assets	3,869
Current liabilities	(841)
Deferred tax liabilities	(658)
Non-controlling interests	(1,638)
Total identifiable net assets acquired, net of non-controlling interests	$ 2,156